                                                                    Exhibit 10.r

                            INTERCREDITOR AGREEMENT
                            -----------------------

     INTERCREDITOR AGREEMENT, dated as of March 21, 1997 (this "Agreement"), by
                                                                ---------
and between LEHMAN BROTHERS HOLDINGS INC., DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, together with its successors and assigns ("Senior Lender"), and CBM One Holdings, Inc., a
                             -------------
Delaware corporation ("Junior Lender").
                       -------------

     WHEREAS, Senior Lender has agreed to provide certain financing to an affiliate of Junior Lender, Courtyard by Marriott Limited Partnership, a Delaware limited partnership ("Borrower"), in the approximate aggregate amount
                               --------
of $325,000,000.00 (the "Senior Loan") and secured primarily by 50 Courtyard by
                         -----------
Marriott Hotels, including the fee and/or leasehold interest in the land on which the Hotels are located and related assets, on the terms set forth in the Loan Agreement, dated as of the date hereof (as modified or amended from time to time, the "Senior Loan Agreement"), between Borrower and Senior Lender, and the
           ---------------------
other Loan Documents (as defined in the Senior Loan Agreement), which documents evidence and/or govern the Senior Loan (the Senior Loan Agreement, collectively with such other Loan Documents, as such documents may be amended or modified from time to time, the "Senior Loan Documents");
                        ---------------------

     WHEREAS, Junior Lender is a wholly-owned subsidiary of Host Marriot Corporation, a Delaware corporation ("Host"), the parent corporation of the sole general partner of Borrower, and has outstanding as of the date hereof approximately $13,000,000 of unsecured, subordinated loans to Borrower (the "Junior Loan"), which Junior Loan is evidenced by a promissory note, dated March
 -----------
21, 1997, made by Borrower to the order of Junior Lender (the "Junior Note");
                                                               -----------
and

     WHEREAS, as a material inducement to, and a condition of, Senior Lender's agreement to originate the Senior Loan to Borrower, Senior Lender has required that Junior Lender enter into this Agreement to govern the respective rights of Senior Lender and Junior Lender with respect to the Borrower (including Junior Lender's undertaking to pledge to Senior Lender the Junior Note and to assign and deliver immediately to Senior Lender the Junior Note and all of Junior Lender's rights thereunder and under the Junior Loan as security for Junior Lender's obligations hereunder);

     NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Certain Definitions. When used herein, the following
                 -------------------
capitalized terms shall have the following meanings:

          "Agreement" has the meaning set forth in the first paragraph of this
           ---------
     Agreement.

          "Borrower" has the meaning set forth in the recitals.
           --------

          "Host" has the meaning set forth in the recitals.
           ----

          "Junior Lender" has the meaning set forth in the first paragraph of
           -------------
     this Agreement.

          "Junior Loan" has the meaning set forth in the recitals.
           -----------

          "Junior Loan Documents" means the Junior Notes, and any and all other
           ---------------------
     documents, agreements, certificates, notes or other instruments delivered pursuant to, or in connection with, the Junior Loan.

          "Junior Note" has the meaning set forth in the recitals.
           -----------

          "Person" means an individual, a partnership, a corporation, a trust,
           ------
     an unincorporated organization, a joint venture or other business entity, a limited liability company, or a government or any department, agency, or political subdivision thereof.

          "Senior Lender" has the meaning set forth in the first paragraph of
           -------------
     this Agreement.

          "Senior Loan" means the indebtedness outstanding under the Senior Loan
           -----------
     Documents.

          "Senior Loan Agreement" has the meaning set forth in the recitals.
           ---------------------

          "Senior Loan Documents" has the meaning set forth in the recitals.
           ---------------------

          "Senior Note" means the note evidencing the Senior Loan, as such note
           -----------
     may be amended, modified, restated or otherwise supplemented from time to time.

          "Single Purpose" means, with respect to a person, that such Person,
           --------------
     (A) at all times since its formation, (i) has been a duly formed and existing limited partnership, limited liability company or corporation, as the case may be; (ii) has observed all customary formalities regarding its partnership, limited liability company, or corporate existence; (iii) has maintained financial statements, accounting records, and other partnership, limited liability company, or corporate documents separate from those of any other Person (provided, that nothing shall prohibit such Person from being included in the consolidated financial statements or tax group of another Person); (iv) has not commingled its assets with those of any other Person; (v) has paid its own liabilities out of its own funds, including funds contributed to its capital by its respective equity holders, and all such capital contributions have been reflected properly in its books and records; (vi) has allocated fairly and reasonably any overhead for shared office expenses; (vii) has identified itself in all dealings with the public under its own name and as a separate and distinct entity; (viii) has not identified itself as being a division or part of any other Person; (ix) has not identified any other Person as being a division or part of such Person; (x) has corrected any known misunderstandings regarding its separate identity; (xi) has been adequately capitalized in light of the nature of its business; (xii) has not assumed or guaranteed the obligations of any other Person; and (xiii) has not engaged in any other business other than holding the Junior Notes; and (B) has and covenants to maintain customary "single purpose" provisions in its organizational documents.

          "Termination Date" means that date that is one year and one day after
           ----------------
    the Senior Loan is repaid in full (including interest on, principal of and any other amounts owing with respect to the Senior Loan).

     Section 2.  Subordination.
                 -------------

          (a) Notwithstanding anything to the contrary contained herein or in the Junior Loan Documents, Junior Lender agrees that until the Termination Date, Junior Lender will not (A) initiate any judicial or other remedial proceeding (including, without limitation, bankruptcy or insolvency proceedings) against the Borrower or against any of Borrower's rights, interests, assets or properties to collect any moneys due under the Junior Loan Documents or any agreement, instrument or document relating or incidental thereto or (B) directly or indirectly, exercise or enforce any rights or remedies against the Borrower or against any of Borrower's rights, interests, assets or properties of any nature whatsoever, whether at law or in equity, that Junior Lender might have under, pursuant to or as a result of the Junior Note or any Junior Loan Document or otherwise, in connection with or as a result of any default or event of default thereunder.

          (b)  Junior Lender agrees that (i) all indebtedness under the Junior
Note is hereby expressly made subject, subordinate and junior in right of payment to the prior payment in full of all indebtedness due and payable on the Senior Loan and (ii) all liens and security interests of Junior Lender (if any), whether now or hereafter arising and however existing, in any assets of the Borrower or any assets securing the Senior Loan now owned or hereafter acquired, shall be and hereby are subordinated to any rights and interests of Senior Lender in those assets. Junior Lender also hereby agrees that, regardless of whether the Senior Loan is secured or unsecured, following the occurrence of an event of default under any Senior Loan Document, Senior Lender shall be subrogated for Junior Lender with respect to Junior Lender's claims against the Borrower and Junior Lender's rights, liens and security interests, if any, in any of the Borrower's assets and the proceeds thereof until the Senior Loan shall have been fully paid and satisfied and all financing and security arrangements between the Borrower and the Senior Lender under the Senior Loan Documents have been terminated. Junior Lender further agrees that it will not challenge the liens and security interests of Senior Lender securing payment of Senior Lender under the Senior Loan and that as between Senior Lender and Junior Lender, the terms of this Section 2 shall govern even if part or all of the Senior

Loan or the liens or security interests securing payment thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

          (c) In the event of (i) any payment being required to be made by the Borrower on, under or in respect of the Junior Loan (except payment by the Borrower prior to the Scheduled Maturity Date (as defined in the Senior Loan Agreement) to the Junior Lender from, and only to the extent of, amounts distributed to the Borrower pursuant to the Senior Loan Agreement), either in accordance with the terms of such Junior Loan or upon any declaration of acceleration thereof, (ii) any dissolution, winding-up, total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary and whether or not involving bankruptcy, insolvency, receivership or other similar proceedings, or (iii) any assignment for the benefit of or other arrangement with creditors, any other marshalling of assets and liabilities of the Borrower or any sale or other disposition of all or substantially all of the assets of the Borrower, then (x) all amounts then due and payable in respect of
                        ----
the Senior Loan shall first be paid in full in cash before any payment is made on, under or in respect of the Junior Loan by or on behalf of the Borrower or out of its property or from any other source, directly or indirectly, and (y) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, instruments, securities or other property, by set-off or otherwise, to which Junior Lender would be entitled but for the provisions hereof, shall be paid by the Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, agency or other person making such payment or distribution, directly to Senior Lender to the extent necessary to pay all amounts then due and payable to Senior Lender under the Senior Loan in full, in cash, before any payment or distribution is made in respect of the Junior Loan. In furtherance of the foregoing, in the event that the Borrower shall file or have filed against it a petition under any bankruptcy or other insolvency law or be adjudicated a bankrupt thereunder, with the result that the Borrower is excused from the obligation to pay all or any part of the interest otherwise payable in respect of the Senior Loan during the period subsequent to the commencement of any such proceedings thereunder, Junior Lender agrees that all or such part of such interest then due and payable on the Senior Loan, as the case may be, shall be payable in full in money out of, and to that extent diminish and be at the expense of, reorganization, dividends or other payments in respect to the Junior Loan.

          (d) In order to enable Senior Lender to enforce its rights hereunder in any action or proceeding described in Section 2(c)(ii) or (iii) above, Senior Lender is irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of Junior Lender such proofs of claims against the Borrower on account of the Junior Loan or other motions or pleadings as Senior Lender may deem expedient or proper and to vote and take such other actions, in the name of Junior Lender or Senior Lender or otherwise, as Senior Lender may deem necessary or advisable. Junior Lender further agrees not to object to, interfere with or oppose any efforts by the Senior Lender to obtain relief from the automatic stay under Section 362 of the United States Bankruptcy Code or any of Senior Lender's other bankruptcy-related actions. In furtherance of the foregoing, Junior Lender agrees to execute and deliver to Senior Lender such powers of attorney, assignments and other instruments or documents as may be requested by Senior Lender in order to enable Senior Lender to file and enforce any and all claims upon or with respect to the Junior Loan.

          (e) In the event that any payment or distribution of assets of the Borrower of any kind or character, whether in cash, instruments, securities or other property, shall be received by Junior Lender in respect of the Junior Loan from any source, directly or indirectly, such payment or distribution shall be held for the benefit of, and shall be immediately paid over and delivered to, Senior Lender to the extent necessary to pay all amounts then due and payable to Senior Lender.

          (f) No right of Senior Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act by Senior Lender or by any noncompliance by the Borrower with the terms, provisions and covenants contained in the Senior Loan Agreement, regardless of any knowledge thereof which such person may have or be otherwise charged with. Further, Senior Lender may (without affecting the priority of the Senior Loan) modify, supplement, refinance, waive, consolidate, extend, replace, restate or amend the terms of the Senior Loan or modify, supplement, replace, restate or amend any Senior Loan Document, as the case may be, or any security therefor and sell or exchange such security and otherwise deal freely with the Borrower, all without Senior Lender obtaining consent of Junior Lender and without affecting the liabilities and obligations of Junior Lender under this Section 2.

          (g) The provisions of this Section 2 shall continue to be effective if at any time any payment of any part of the Senior Loan is rescinded or must otherwise be returned by the Senior Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          (h) The provisions of this Agreement relating to the subordination of the Junior Loan to the Senior Loan are intended to benefit Senior Lender and until the Senior Loan is repaid in full and all financing arrangements between Borrower and Senior Lender have been terminated, neither the Borrower nor Junior Lender shall amend, supplement, waive or modify, or agree to the amendment, supplementation, waiver or modification of any term or provision of the Junior Note or other Junior Loan Documents without the prior written consent of Senior Lender and any such amendment, supplementation, waiver or modification shall be void ab initio and without effect unless such consent is given. No waiver of any provisions of this Section 2 shall be deemed to be made by Senior Lender of any of its rights hereunder unless the same shall be in writing signed by Senior Lender. Each waiver, if any, by Senior Lender shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Senior Lender in any other respect at any other time.

          (i) Any instrument evidencing the Junior Loan or any portion thereof, including, without limitation, the Junior Note, which has been or is hereafter executed by the Borrower will, on the date hereof or the date of execution, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Senior Lender pursuant to the terms of this Agreement.

          (j) Junior Lender shall take such actions and deliver such instruments, in addition to the actions and instruments specifically provided for herein, as may be requested or required to effectuate the subordination of the Junior Loan in accordance with this Section 2.

     Section 3.  Additional Covenants of Junior Lender.  Junior Lender covenants
                 -------------------------------------
and agrees, that unless Senior Lender shall otherwise consent in writing, from and after the date hereof until the date that this Agreement is terminated in accordance with its terms:

          (a) No additional advances of principal are permitted under the Junior Loan. Any amounts repaid to Junior Lender under the Junior Loan may not be reborrowed. Junior Lender shall not make any loans (or otherwise extend credit) to Borrower other than the Junior Loan.

          (b) No portion of the outstanding principal amount of the Junior Loan nor any interest thereon shall be due prior to the Termination Date.

          (c) No portion of the Junior Loan shall be secured by any of the Borrower's rights, interests, assets or properties (including, without limitation, all or any portion of the Mortgaged Properties (as defined in the Senior Loan Agreement)).

          (d) The Borrower may pay accrued interest on, and prepay the outstanding principal of, the Junior Loan from, and only to the extent of amounts distributed to Borrower pursuant to the Cash Management Procedures (as defined in the Senior Loan Agreement) and only prior to and including the Scheduled Maturity Date (as defined in the Senior Loan Agreement). Notwithstanding the foregoing, no portion of the Junior Loan (nor any other amount) shall be payable by the Borrower to the Junior Lender upon the occurrence of a default or event of default under the Senior Loan.

          (e) The Junior Loan shall not be assignable or otherwise transferrable except to a Person that (i) is a wholly-owned subsidiary of Host and (ii) is a Single Purpose entity.
---

     Section 4.  Representations and Warranties of Junior Lender. Junior Lender
                 -----------------------------------------------
represents and warrants to, and covenants with, Senior Lender as follows:

          (a) Junior Lender is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is duly licensed or qualified to do business in all jurisdictions in which it is currently doing business and the nature of such business requires such license or qualifications.

          (b) Junior Lender has the requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement.

          (c) The execution, delivery and performance of this Agreement by Junior Lender have been duly authorized by all necessary action and proceedings, and no further approvals or filings of any kind, including, without limitation, any approval of or filing with any agency or body, are required as a condition to the valid execution, delivery and performance by Junior Lender of this Agreement.

          (d) Neither the execution and delivery of this Agreement nor the fulfillment or compliance with the terms and conditions of this Agreement:

               (i) will result in any breach or violation of any law, rule or regulation issued by any administrative agency or other authority having jurisdiction over Junior Lender or its properties or assets, or any judgment, or order applicable to Junior Lender or to which Junior Lender or its properties or assets are subject; or

               (ii) will conflict with or result in any breach or violation of, or constitute a default under, any of the terms, conditions, or provisions of Junior Lender's organizational documents or any existing agreement or instrument to which Junior Lender is a party or to which any of its property is subject.

          (e) There is no pending or threatened action, proceeding or investigation before any court, governmental agency or arbitrator against or affecting Junior Lender or its property, or action or proceeding before any of the foregoing which, if decided adversely to Junior Lender, would materially and adversely affect the financial condition of Junior Lender or would materially and adversely affect the ability of Junior Lender to perform its obligations under this Agreement.

          (f) This Agreement has been duly executed and delivered by Junior Lender, and constitutes the valid and legally binding obligation of Junior Lender, enforceable against Junior Lender in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

          (g) as of the date hereof, the outstanding balance (including principal and accrued interest) of the Junior Loan is approximately $13,000,000.

     Section 5. Pledge of Junior Note; Assignment of Junior Loan.
                ------------------------------------------------

          (a)  Grant of Security Interest.  For good and valuable consideration
               --------------------------
received and to induce the Senior Lender to originate the Senior Loan to the Borrower, Junior Lender hereby grants to Senior Lender, as security for the due performance by Junior Lender of its obligations under this Agreement, a security interest in the following property (collectively, the "Collateral"): (i) Junior Note; and (ii) the products, proceeds and accessions of the foregoing and all rights relating thereto.

          (b)  Delivery of Junior Note.  Simultaneously with the execution of
               -----------------------
this Agreement, Junior Lender has delivered the Junior Note to Senior Lender endorsed in blank.

          (c)  Remedies.  Following the occurrence of any breach by Junior
               --------
Lender of any of Junior Lender's obligations hereunder, Senior Lender shall have all of the following rights and remedies with respect to the Collateral, each of which may be exercised with or without further notice to Junior Lender:

                 a. To notify any obligors on the Junior Note that the Junior Note has been assigned to Senior Lender and/or that all payments on the Junior Note are to be made directly to Senior Lender (and Junior Lender hereby covenants that on the request of Senior

Lender, Junior Lender will in writing confirm to any and all obligors on the Junior Note that all payments on the Junior Note are to be made to Senior Lender);

               b. To settle, compromise or release on terms acceptable to Senior Lender, in whole or in part, any amounts owing on the Junior Note;

               c. To enforce payment and prosecute any action or proceeding with respect to the Junior Note;

               d. To extend the time of payment, make allowances and adjustments and issue credits with respect to the Junior Note, in Senior Lender's name or in the name of Junior Lender.

               e. To foreclose the liens and security interests created under this Agreement or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process;

               f. To sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Senior Lender, all at Senior Lender's sole option and as Senior Lender may deem advisable in its sole discretion; and

               g. To exercise any and all other rights and remedies that Senior Len der may have in any jurisdiction where enforcement of this Agreement is sought, including without limitation all rights and remedies of a secured party under any applicable section of the Uniform Commercial Code of the State of New York. Senior Lender shall have the right to enforce one or more of Senior Lender's remedies successively or concurrently, and such action shall neither estop nor prevent Senior Lender from pursuing any and all further remedies that it may have. No failure on the part of Senior Lender to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or of any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

          (d)  Sale of Collateral.  The following shall apply with respect to
               ------------------
any sale, assignment or other disposition of the Collateral by Senior Lender pursuant to this Agreement.

               a. Senior Lender shall give Junior Lender no less than 5 days' prior written notice of any such sale, assignment, lease or other disposition. Junior Lender agrees that such notice is commercially reasonable and Senior Lender hereby waives all other notices, demands and advertisements of any kind.

               b. Senior Lender may bid or purchase at any such sale, if public, free from any right or redemption that Junior Lender may have, which right of redemption is hereby waived, and Senior Lender may restrict the prospective bidders or purchasers at any such sale to persons who will represent and warrant that they are acquiring the Collateral for their own account and otherwise in compliance with the federal Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being hereinafter called the "Federal
Securities Laws").                                                   -------
---------------

         c. Because of present or future circumstances, a question may arise under the Federal Securities Laws with respect to any disposition of the Collateral. Junior Lender acknowledges that compliance with the Federal Securities Laws may strictly limit Senior Lender's course of conduct in disposing of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Collateral may dispose of the same, and that there may be other legal restrictions or limitations affecting Senior Lender in any attempts to dispose of all or any part of the Collateral under applicable "Blue Sky" or other state securities laws or similar laws analogous in purpose or effect.

          Section 6.  Governing Law.  THIS AGREEMENT WAS NEGOTIATED IN THE STATE
                      -------------
OF NEW YORK, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF SENIOR LENDER AND JUNIOR LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO (S) 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          Section 7.  Submission to Jurisdiction.  ANY LEGAL SUIT, ACTION
                      --------------------------
ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, PURSUANT TO (S) 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND JUNIOR LENDER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

          Section 8.  Waiver of Jury Trial.  JUNIOR LENDER HEREBY AGREES NOT TO
                      --------------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY JUNIOR LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. SENIOR LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY JUNIOR LENDER.

          Section 9.  Notices.  All notices, requests, demands and other
                      -------
communications required under the terms and provisions hereof shall be in writing and shall become effective when delivered by hand or received by telecopier, telegram, certified or registered airmail, postage prepaid, or an established overnight delivery service, addressed as follows:

     If to Senior Lender:

            Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc.
            3 World Financial Center
            New York, New York  10285
            Attention:  Commercial Mortgage Loan Surveillance
            Fax:  (212) 528-6659

            with a copy to:

      If to Junior Lender:

            CBM One Holdings, Inc.
            c/o Host Marriott Corporation
            10400 Fernwood Drive
            Bethesda, Maryland  20817
            Dept. 923
            Attention:  Law Department
            Fax:  (301)380-6332

            with a copy to:

            Host Marriott Corporation
            10400 Fernwood Road
            Bethesda, Maryland 20817
            Dept. 908
            Attention:  Asset Management
            Fax:  (301) 380-8260

or to such other address (and such additional addressees, not to exceed two (2) in number for each party hereto) as the party to receive the notice shall designate by notice to the other parties.

          Section 10.  Rules of Construction.  The headings used in this
                       ---------------------
Agreement are for convenience only and constitute no part of this Agreement, and references herein to articles, sections, subsections or clauses are to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "includes", "including" and similar terms shall be construed as if followed by the words "without limitation." Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. Whenever in this Agreement any person is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such person.

          Section 11.  Counterparts.  This Agreement may be executed in
                       ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

          Section 12.  Modification, Waiver in Writing.  No modification,
                       -------------------------------
amendment, extension, discharge, termination or waiver of any provision of this Agreement, nor consent to any departure by Junior Lender therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Junior Lender, shall entitle Junior Lender to any other or future notice or demand in the same, similar or other circumstances. Any failure or delay by Senior Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

          Section 13.  Severability.  Wherever possible, each provision of this
                       ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          Section 14.  No Third Party Beneficiaries.  This Agreement is solely
                       ----------------------------
for the benefit of the parties hereto, and nothing contained herein shall be deemed to confer upon other Person any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

          Section 15.  Headings.  Section headings herein are for the
                       --------
convenience of reference only, and shall not govern the interpretation of any provisions hereof.

          Section 16.  Termination.   The term of this Agreement shall commence
                       -----------
on the date hereof, and such term and this Agreement shall terminate on the Termination Date. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

          Section 17.  Further Assurances.  Junior Lender shall execute and
                       ------------------
deliver such further instruments and documents as Senior Lender may reasonably request to further effectuate the intentions of the parties hereto.

          Section 18.  Successors and Assigns.  The provisions of this Agreement
                       ----------------------
shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Senior Lender may freely transfer and assign its rights hereunder to the same extent that Senior Lender may transfer and assign the Senior Loan pursuant to the terms of the Senior Loan Agreement.

                    [SIGNATURES APPEAR ON FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first hereinabove set forth.

                    SENIOR LENDER:

                    LEHMAN BROTHERS HOLDINGS INC., DOING BUSINESS AS LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.


                    By:
                         -------------------------
                         Name:
                         Title:


                    JUNIOR LENDER:

                    CBM ONE HOLDINGS, INC.


                    By:
                         -------------------------
                         Name:
                         Title: